J.P. MORGAN INCOME FUNDS

JPMorgan Core Bond Fund
(a series of JPMorgan Trust II)

Supplement dated December 1, 2010
to the Class R2 and Class R5 Share
Prospectus dated July 1, 2010, as supplemented

Change in Expense Cap for Class R5 Shares. Effective December 1, 2010, the contractual expense cap for the Class R5 Shares of JPMorgan Core Bond Fund (the “Fund”) has changed from 0.53% to 0.45%. Effective December 1, 2010, the “Annual Fund Operating Expenses” and “Example” tables for the Fund in the Prospectus are hereby replaced with the corresponding tables below.

The tables and sections below replace the corresponding tables and sections on page 1 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class R2		Class R5
Management Fees	0.30%		0.30%
Distribution (Rule 12b-1) Fees	0.50		NONE
Other Expenses	0.42		0.23
Shareholder Service Fees	0.	25	0.	05
Remainder of Other Expenses	0.	17	0.	18
Acquired Fund Fees and Expenses	0.02		0.02
Total Annual Fund Operating Expenses	1.24		0.55
Fee Waivers and Expense Reimbursements[1]	(0.22)		(0.08)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.02		0.47

[1]	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% and 0.45% of the average daily net assets of Class R2 and Class R5 Shares, respectively. This contract continues through 6/30/11 for Class R2 Shares and through 11/30/11 for Class R5 Shares, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expenses reimbursements shown in the fee table through 6/30/11 for Class R2 Shares and through 11/30/11 for Class R5 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
Class R2 Shares ($)	104	372	660	1,481
Class R5 Shares ($)	48	168	299	682

SUP-CB-EXP-1210

For the table on page 73, the second line for the Class R5 Shares of the Fund in the Prospectus is deleted and replaced with the following:

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Core Bond Fund	R5	0.47	0.55

The second table on page 74 for the Class R5 Shares for the Fund in the Prospectus is deleted in its entirety and replaced with the paragraphs and table below.

A Fund’s annual return is reduced by its fees and expenses for that year. The example below is intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The example assumes the following:

•	On 12/1/10, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the New Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

JPMorgan Core Bond Fund

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
November 30, 2011	$48	5.00%	4.53%	4.53%
November 30, 2012	$59	10.25%	9.18%	4.45%
November 30, 2013	$61	15.76%	14.04%	4.45%
November 30, 2014	$64	21.55%	19.11%	4.45%
November 30, 2015	$67	27.63%	24.42%	4.45%
November 30, 2016	$70	34.01%	29.95%	4.45%
November 30, 2017	$73	40.71%	35.73%	4.45%
November 30, 2018	$76	47.75%	41.78%	4.45%
November 30, 2019	$80	55.13%	48.08%	4.45%
November 30, 2020	$83	62.89%	54.67%	4.45%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE